CHINA COMPLANY GROUP INC

410 S. San Gabriel Blvd., #8

San Gabriel, CA 91776

Tel:  626-286-3788

 April 15, 2011

Board Minutes

        The board of directors of both our company and Henan Complant Mechanical & Electrical Equipment Group Co.,Ltd,(“Henan Complant”) approved unanimously that USA Weilong Electromechnical Trade Inc., incorporated in CA on April 2010, shifted the ownership from Henan Complant to our company.

  Signature:_JianXun Si_________________

            JianXun Si

            Chairman of China Complant Group

            Chairman of Henan Complant